UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2020

HANCOCK WHITNEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi	39501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $3.33 per share	HWC	The NASDAQ Stock Market, LLC

Item 1.01	Entry into a Material Definitive Agreement

On May 26, 2020, Hancock Whitney Corporation (the “Company” or “Hancock Whitney”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, BofA Securities, Inc., Piper Sandler & Co., UBS Securities LLC and Wells Fargo Securities, LLC, as managers of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale by the Company of $150 million aggregate principal amount of the Company’s 6.25% Subordinated Notes due 2060 (the “Notes”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes from the Company for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-229371), filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 25, 2019, as supplemented by a subsequently filed prospectus supplement dated May 26, 2020 (together, the “Registration Statement”).

The Notes will be issued pursuant to an indenture dated March 9, 2015 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by a supplemental indenture to be entered into between the Company and the trustee at the closing of the sale of the Notes (the “Indenture”). The specific terms of the Notes will be set forth in the Indenture.

The Company will apply to list the Notes with The NASDAQ Global Select Market and the Notes are expected to be listed for trading within 30 days after the date the Notes are first issued.

The above descriptions are qualified in their entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

In reviewing the agreement included as an exhibit to this report, please note that it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about the Company or the other parties to the agreement. The agreement contains representations and warranties by one or more of the parties to the agreement. These representations and warranties have been made solely for the benefit of the other parties to the agreement and:

•	should not in any instance be treated as categorical statements of fact, but rather as a way of allocating the risk among the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures may not be reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.

Additional information about the Company may be found elsewhere in the Registration Statement and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Item 8.01	Other Events

On May 26, 2020, the Company issued a press release announcing that it and the Underwriters had priced an offering of $150 million principal aggregate amount of its 6.25% Subordinated Notes due 2060 following the close of trading on the date of the release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This report includes certain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, estimates and projections are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of Hancock Whitney. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: Hancock Whitney’s failure to satisfy the conditions to the underwriters’ obligation to consummate the offering; the possibility that corporate developments could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; changes in Hancock Whitney’s cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions that affect Hancock Whitney’s business, including impacts resulting from the outbreak of the novel coronavirus, or COVID-19; and other risks referenced from time to time in Hancock Whitney’s filings with the Securities and Exchange Commission. Closing of the transactions described above is dependent upon satisfaction of certain closing conditions set forth in the definitive underwriting agreement, and there is no assurance that such conditions will be fulfilled. You should be aware that new factors may emerge from time to time and it is not possible for Hancock Whitney to identify all such factors, nor can Hancock Whitney predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Hancock Whitney does not undertake any obligation to update any of its forward-looking statements for any reason.

In addition, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook”, or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, Part II, Item 1A.

Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and in other periodic reports that we file with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated May 26, 2020, between Hancock Whitney Corporation and the underwriters named therein.

99.1	Press release dated May 26, 2020 announcing pricing of debt offering.

104	The cover page from Hancock Whitney Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

May 28, 2020	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer

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